EXHIBIT 10.13
SECOND AMENDMENT TO THE
FRANKLIN ELECTRIC CO., INC.
SUPPLEMENTAL RETIREMENT AND
DEFERRED COMPENSATION PLAN

WHEREAS, Franklin Electric Co., Inc. (the “Company”) maintains the Franklin Electric Co., Inc. Supplemental Retirement and Deferred Compensation Plan (the “Plan”) for designated employees; and
WHEREAS, the Company has delegated the right to amend the Plan to the Chief Financial Officer and Vice President-Global Human Resources (the “Amending Officers”) and the Amending Officers now deem it appropriate to do so.
NOW, THEREFORE, BE IT RESOLVED, that Section 7.2 of the Plan is hereby amended, effective as of February 22, 2013, to read as follows:

“7.2	Right to Amend. The MOCC, the Board or its delegate may, in its sole discretion, amend this Plan and the related Deferral Agreements at any time.”
IN WITNESS WHEREOF, this Second Amendment has been duly executed as of this 19th day of December, 2013.
FRANKLIN ELECTRIC CO.
/s/ John J. Haines
John J. Haines
Chief Financial Officer

/s/ Thomas J. Strupp
Thomas J. Strupp
Vice President-Global Human Resources